SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    March 21, 2002


                          Natural Solutions Corporation
             (Exact name of registrant as specified in its charter)


          Nevada                      000-28155                  88-0367024
----------------------------    ----------------------       -------------------
(State or other jurisdiction    Commission File Number         (IRS Employer
     of incorporation)                                       Identification No.)


100 Volvo Parkway, Suite 200, Chesapeake, Virginia                 23320
--------------------------------------------------               ----------
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (757) 548-4242

ITEM 5.  Other Events
         ------------

On March 21, 2002, Dr. M.G. Robertson submitted his resignation as Chairman of the Board and Director of Natural Solutions Corporation. Also effective March 1, 2002, J. Nelson Happy submitted his resignation as Director of the Company. Their resignations were accepted by the Board. The Board subsequently elected Lowell W. Morse as Chairman of the Board.

Following the meeting of the Board of Directors of Natural Solutions Corporation on March 22, 2002, Robert E. Freer, Jr. and J. Carter Beese, Jr. submitted their resignations as Directors of the Company. Their resignations were accepted by the Board.



SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      Natural Solutions Corporation (Registrant)


Date: March 26, 2002                 By: /s/ Lowell W. Morse
                                         ---------------------------------------
                                         President

                                     By: /s/ Michael D. Klansek
                                         ---------------------------------------
                                         Treasurer and Chief Financial Officer